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                                                       Deutsche Asset Management

Flag Investors Equity Partners Fund - Class A, B and C Shares
Flag Investors Equity Partners Fund - Institutional Class

Supplement dated June 28, 2002 to the Prospectuses dated October 1, 2001

The following replaces the `Portfolio Manager' section:

Portfolio Managers

The following co-portfolio managers are responsible for the day-to-day management of the Fund.

Mr. Hobart C. Buppert II, Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

o        Co-Manager of the Fund as of June 28, 2002.
o        Joined ABIM as a Vice President in 1980.
o        29 years of investment industry experience.
o Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.
o        BA and MBA from Loyola College.
o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Mr. Lee S. Owen, Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

o        Managed the Fund since inception.
o        Joined ABIM as a Vice President in 1983.
o        30 years of investment industry experience.
o        Prior experience as portfolio manager at T. Rowe Price Associates.
o        BA from Williams College and MBA from the University of Virginia.
o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

               Please Retain This Supplement for Future Reference

Flag Investors Equity Partners Fund, Inc.
SUPPBDEP (06/02)
CUSIPs:  33832P109
         33832P208
         33832P406
         33832P307

811-8886

                                                         A Member of the
                                                         Deutsche Bank Group [/]